LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
LOSS PER SHARE [Text Block]

17. LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per share:

For the year ended December 31	2021	2020
Net loss available to common shareholders for basic and diluted loss per share	$(344)	$(5,357)
Weighted average number of common shares outstanding - basic	14,524,591	13,222,707
Effect of dilutive securities	-	-
Weighted average number of common shares outstanding - diluted	14,524,591	13,222,707
Loss per share - reported
Basic	$(0.02)	$(0.41)
Diluted	$(0.02)	$(0.41)

Diluted loss per share represents the net loss per share if instruments convertible into common shares had been converted at the beginning of the period, or at the time of issuance, if later. In determining diluted earnings per share, the weighted average number of common shares outstanding is increased by the number of shares that would have been issued if all share options with an issue price below the average share price for the period had been exercised at the beginning of the period, or at the time of issuance, if later. The weighted average number of common shares outstanding is also decreased by the number of common shares that could have been repurchased on the open market at the average share price for the period by using the proceeds from the exercise of share options. Share options with a strike price above the average share price for the period are not adjusted because including them would be anti-dilutive.

As at December 31, 2021, 997,200 options (2020 - 1,021,156) were excluded from the diluted weighted average number of common shares outstanding calculation as their effect would have been anti-dilutive. The average market value of the Corporation's shares for purposes of calculating the dilutive effect of share options was based on quoted market prices for the period during which the options were outstanding.